UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia	30044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(770) 236-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, Scientific-Atlanta, Inc. issued a press release announcing financial results for the quarter ended October 1, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

On October 21, 2004, Scientific-Atlanta also held a telephone conference call that was webcasted and that was complementary to the press release announcing financial results for the quarter ended October 1, 2004. A transcript of this telephone conference call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document
10.1	Form of Option Agreement under Non-Employee Director Stock Option Plan.

99.1	Press Release by Scientific-Atlanta, Inc., dated October 21, 2004, announcing financial results for the first quarter of fiscal year 2005.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated October 21, 2004, complementary to the press release announcing financial results for the first quarter of fiscal year 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

SCIENTIFIC-ATLANTA, INC.

By:	/s/ Julian W. Eidson
Name:	Julian W. Eidson
Title:	Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Form of Option Agreement under Non-Employee Director Stock Option Plan.

99.1	Press Release by Scientific-Atlanta, Inc., dated October 21, 2004, announcing financial results for the first quarter of fiscal year 2005.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated October 21, 2004, complementary to the press release announcing financial results for the first quarter of fiscal year 2005.

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